Exhibit 99.1

For more information, contact:

Name: McCall Butler

AT&T Corporate Communications

Phone: 404-986-0456

Email: mb8191@att.com

AT&T INC. ANNOUNCES OFFERS TO EXCHANGE TWENTY-ONE SERIES OF

NOTES FOR NEW NOTES DUE 2048 AND 2049 AND CASH, AS APPLICABLE

Dallas, Texas, August 5, 2016 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the commencement of private offers to (i) exchange (the “Pool 1 Offer”) the nine series of notes described in the table below (collectively, the “Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2048 (the “New 2048 Notes”) and cash, as applicable. The aggregate principal amount of Pool 1 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 1 Notes accepted in the Pool 1 Offer results in the issuance of New 2048 Notes in an amount not exceeding $2,500,000,000;

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding (MM)	Cash Payment Percent of Premium	Reference UST Security(1)	Fixed Spread (basis points)	Acceptance Priority Level
6.450% Global Notes due June 15, 2034	AT&T Inc.(2)	78387GAM5	$406.0	0%	30 year	200	1
6.800% Notes due 2036	AT&T Inc.	00206RAB8	$175.2	0%	30 year	200	2
6.400% Global Notes due 2038	AT&T Inc.	00206RAN2	$326.9	0%	30 year	210	3
6.150% Global Notes due 2034	AT&T Inc.(2)	78387GAQ6	$586.3	0%	30 year	195	4
6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	$1,815.3	0%	30 year	205	5
6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	$1,154.2	0%	30 year	200	6
6.550% Global Notes due 2039	AT&T Inc.	00206RAS1	$1,437.3	0%	30 year	205	7
5.550% Global Notes due 2041	AT&T Inc.	00206RBA9	$2,000.0	0%	30 year	207	8
8.250% Senior Notes due November 15, 2031(3)	AT&T Corp.	001957BD0/ U03017BC0	$770.5	0%	10 year	205	9

(1)	The 30 year Reference UST Security refers to the 2.5% U.S. Treasury Notes due May 15, 2046 and the 10 year Reference UST Security refers to the 1.625% U.S. Treasury Notes due May 15, 2026.
(2)	AT&T Inc. was formerly known as SBC Communications Inc.
(3)	The 8.250% Senior Notes due November 15, 2031 are fully, unconditionally and irrevocably guaranteed by AT&T. The initial interest rate on the 8.250% Senior Notes due November 15, 2031 was 8.000%.

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and (ii) exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) the twelve series of notes described in the table below (collectively, the “Pool 2 Notes”) for a new series of AT&T’s senior notes to be due in 2049 (the “New 2049 Notes” and, together with the New 2048 Notes, the “New Notes”) and cash, as applicable. The aggregate principal amount of Pool 2 Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below, and such that the aggregate principal amount of Pool 2 Notes accepted in the Pool 2 Offer results in the issuance of New 2049 Notes in an amount not exceeding $2,500,000,000.

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding (MM)	Cash Payment Percent of Premium	Reference UST Security(1)	Fixed Spread (basis points)	Acceptance Priority Level
6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(2)	079867AS6	$145.6	0%	30 year	290	1
7.120% Debentures, due July 15, 2097	BellSouth, LLC(3)	079857AF5	$289.1	0%	30 year	290	2
7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(2)	079867AP2	$185.5	0%	30 year	290	3
6.550% Notes due 2034	BellSouth, LLC(4)	079860AE2	$366.2	25%	30 year	240	4
6.000% Notes due 2034	BellSouth, LLC(4)	079860AK8	$360.6	15%	30 year	240	5
7.875% Debentures due 2030	BellSouth, LLC(3)	079857AH1	$505.7	0%	10 year	245	6
6.875% Notes due 2031	BellSouth, LLC(4)	079860AD4	$403.7	0%	10 year	250	7
5.350% Global Notes due 2040	AT&T Inc.	04650NAB0/ U9475PAA6	$3,500.0	0%	30 year	205	8
6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(2)	079867AW7	$333.6	0%	10 year	215	9
6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	$257.6	0%	10 year	210	10
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(5)	00209AAF3/ U0027MAC1	$822.1	0%	10 year	195	11
7.125% Senior Notes due 2031	AT&T Mobility LLC(6)	17248RAJ5	$509.9	0%	10 year	195	12

(1)	The 30 year Reference UST Security refers to the 2.5% U.S. Treasury Notes due May 15, 2046 and the 10 year Reference UST Security refers to the 1.625% U.S. Treasury Notes due May 15, 2026.
(2)	BellSouth Telecommunications, LLC was formerly known as BellSouth Telecommunications, Inc.
(3)	The 7.120% Debentures, due July 15, 2097 and the 7.875% Debentures due 2030 were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(4)	The 6.550% Notes due 2034, the 6.000% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(5)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(6)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

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In addition, holders whose Old Notes are accepted for exchange will receive accrued and unpaid interest from the last interest payment date to, but not including, the date on which such Old Notes are exchanged and will receive in cash, amounts due in lieu of fractional amounts of New Notes.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum (the “Offering Memorandum”), dated August 5, 2016, and the related letter of transmittal (the “Letter of Transmittal”). AT&T reserves the right to increase the maximum amount of each series of New 2048 Notes and New 2049 Notes that will be issued following commencement of the Exchange Offers.

The Exchange Offers are only made and the New Notes are only being offered to, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC , as amended (the “Prospectus Directive”), a “Qualified Investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario) that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

Each Exchange Offer is subject to certain conditions, including the condition that a minimum $500,000,000 aggregate principal amount of New 2048 Notes are issued, and that a minimum $500,000,000 aggregate principal amount of New 2049 Notes are issued in the Exchange Offers.

Eligible Holders of Old Notes who validly tender their Old Notes at or before 5:00 p.m. New York City time on August 18, 2016 and whose Old Notes are accepted for exchange, subject to any extension by AT&T, will also receive an early participation payment.

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 1, 2016, unless extended or earlier terminated by AT&T. Tenders of Old Notes submitted in the Exchange Offers at or prior to 5:00 p.m. New York City time on August 18, 2016, subject to

August 5, 2016 © 2016 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 3

any extension by AT&T (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T). Tenders submitted in the Exchange Offers after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memorandum and the Letter of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (ii) high net worth entities falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholders Services Corporation, the information agent for the Exchange Offers, at (866) 470-3900 (toll-free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

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